UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: April 23, 2026
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10990 Wilshire Boulevard
Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	KBH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 23, 2026, KB Home held its 2026 Annual Meeting of Stockholders. The final results for each item submitted to a vote of security holders at the Annual Meeting are provided below. The rounded percentages displayed below for the election of directors are based on the total “For” and “Against” votes cast for each respective director nominee. The rounded percentages displayed below for the other items are based on the total number of shares of KB Home common stock that were present or represented, and entitled to vote on each respective item, at the 2026 Annual Meeting.

1. The vote on the nominees for election to the KB Home board of directors was as follows:

Director	For	%	Against	%	Abstentions	Broker Non-Votes
Jose M. Barra	49,576,510	96.0%	2,081,813	4.0%	23,383	4,966,608
Arthur R. Collins	49,446,020	95.7%	2,198,437	4.3%	37,249	4,966,608
Dorene C. Dominguez	51,252,454	99.2%	395,547	0.8%	33,705	4,966,608
Kevin P. Eltife	51,257,881	99.2%	401,129	0.8%	22,696	4,966,608
Dr. Stuart A. Gabriel	51,324,887	99.4%	331,098	0.6%	25,721	4,966,608
Dr. Thomas W. Gilligan	50,574,768	97.9%	1,083,403	2.1%	23,535	4,966,608
Cheryl J. Henry	51,206,485	99.1%	441,784	0.9%	33,437	4,966,608
Jodeen A. Kozlak	49,384,630	95.6%	2,275,666	4.4%	21,410	4,966,608
Robert V. McGibney	51,435,392	99.6%	222,362	0.4%	23,952	4,966,608
Jeffrey T. Mezger	51,205,137	99.1%	452,310	0.9%	24,259	4,966,608
2. The non-binding advisory vote to approve named executive officer compensation was as follows:

For	%	Against	%	Abstentions	Broker Non-Votes
45,147,858	87.4%	6,358,104	12.3%	175,744	4,966,608

3. The vote to ratify Ernst & Young LLP’s appointment as KB Home’s independent registered public accounting firm for the fiscal year ending November 30, 2026 was as follows:

For	%	Against	%	Abstentions	Broker Non-Votes
55,748,540	98.4%	873,803	1.5%	25,971	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 24, 2026

KB Home

By:	/s/ William A. (Tony) Richelieu
William A. (Tony) Richelieu
Vice President, Corporate Secretary and Associate General Counsel

3